                    SUPPLEMENT DATED FEBRUARY 2, 2005 TO THE
          STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 30, 2004
                           VAN KAMPEN TAX FREE TRUST
                            ON BEHALF OF ITS SERIES,
                  VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

The Statement of Additional Information is supplemented as follows:

     J. Miles Branagan retired as a trustee of the Fund effective December 31, 2004.

     In the section entitled "TRUSTEES AND OFFICERS," under the list of officers, James W. Garrett replaces James M. Dykas as follows:

James W. Garrett (36)        Chief Financial  Officer since  Executive Director of Morgan Stanley
1221 Avenue of the Americas  Officer and      2005           Investment Management. Chief
New York, NY 10020           Treasurer                       Financial Officer and Treasurer of
                                                             Morgan Stanley Institutional Funds
                                                             since 2002 and of funds in the Fund
                                                             Complex since January 2005.

     In the section entitled "TRUSTEES AND OFFICERS" under the subsection entitled "BOARD COMMITTEES," the first sentence in the second paragraph is replaced with the following sentence:

     Effective January 1, 2005, the Board's audit committee consists of Jerry D. Choate, Rod Dammeyer and R. Craig Kennedy.

     In the section entitled "TRUSTEES AND OFFICERS" under the subsection entitled "BOARD COMMITTEES," the first sentence in the fourth paragraph is replaced with the following sentence:

     Effective January 1, 2005, the Board's governance committee consists of David C. Arch, Howard J Kerr and Jack E. Nelson.

     In the section entitled "TAXATION" under the subsection entitled "GENERAL," the California state tax table is replaced with the following:

                                        FEDERAL      STATE     COMBINED
  SINGLE RETURN       JOINT RETURN      TAX RATE   TAX RATE*   TAX RATE*
-----------------  ------------------   --------   ---------   ---------
    $0-7,300           $0-14,600         10.00%      2.00%      11.80%
  7,300-29,700       14,600-59,400       15.00%      6.00%      20.10%
  29,700-71,950      59,400-119,950      25.00%      9.30%      32.00%
 71,950-150,150     119,950-182,800      28.00%      9.30%      34.70%
 150,150-326,450    182,800-326,450      33.00%      9.30%      39.20%
326,450-1,000,000  326,450-1,000,000     35.00%      9.30%      41.00%
 Over 1,000,000      Over 1,000,000      35.00%     10.30%      41.70%

------------------------
* The state tax brackets are those for 2004. The 2005 brackets will be adjusted to take into account changes in the California Consumer Price Index. These adjustments have not yet been released. Please note that the table does not reflect (i) any federal or state limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any local taxes imposed or (iii) any alternative minimum taxes or any taxes other than personal income taxes. The table assumes that federal taxable income is equal to state income subject to tax, and in cases where more than one state rate falls within a federal bracket, the highest state rate corresponding to the highest income within that federal bracket is used.

                     RETAIN SUPPLEMENT FOR FUTURE REFERENCE

                                                                SAI SPT CAI 2/05